UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

UNITED AIRLINES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to Part II, Section 8.1 of the Amended and Restated Certificate of Incorporation of United Airlines Holdings, Inc. (the “Company”), the United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International (“ALPA-MEC”), the holder of the Company’s Class Pilot MEC Junior Preferred Stock, has the right to elect one member to the Company’s Board of Directors (the “Board”) at each annual meeting of stockholders, remove such director with or without cause and fill any vacancies in such directorship. As previously disclosed, on December 21, 2023, Captain Garth Thompson, who occupied the ALPA-MEC director position on the Board since January 24, 2023, notified the Company that he would resign from the Board, effective February 27, 2024.

On January 16, 2024, the ALPA-MEC designated Captain Anne Worster to fill the vacancy resulting from Captain Thompson’s departure, effective February 27, 2024. At this time, the Board has not yet designated any committees upon which Captain Worster will serve. As a director elected by a class of stock other than our common stock, Captain Worster will not be entitled to receive any cash or equity compensation from the Company as a director but will be entitled to receive certain travel and charitable contribution benefits during her term related to service as a director. For a description of such benefits, see “2022 Director Compensation” in the Company’s definitive proxy statement for its 2023 Annual Meeting of Stockholders held on May 24, 2023 filed with the Securities and Exchange Commission on April 13, 2023.

Other than pursuant to the rights of the ALPA-MEC described above, there were no arrangements or understandings between Captain Worster and any other persons pursuant to which she was appointed to the Board, and since the beginning of the last fiscal year, there have been no related party transactions between the Company and Captain Worster that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.

By:	/s/ Robert S. Rivkin
Name:	Robert S. Rivkin
Title:	Senior Vice President, Chief Legal Officer and General Counsel

Date: January 22, 2024